EXHIBIT 24 A





                        POWER OF ATTORNEY



          KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director or an officer, or both, of American Cyanamid Company
("Cyanamid"),   does   hereby   make,   constitute   and   appoint
J. S. McAuliffe, T. D. Martin and R. T. Ritter, the address of each of which is in care of Cyanamid, One Cyanamid Plaza, Wayne, New Jersey 07470, and each of them, the true and lawful attorney for the undersigned, with full power of substitution and revocation to each for the undersigned, and in the name, place and stead of the undersigned, to sign in any and all capacities and to file or cause to be filed, an annual report on Form 10-K with the Securities and Exchange Commission, pursuant to the Securities Act of 1934, as amended, and any and all amendments to such Form 10-K, hereby giving to each of such attorneys full power to do everything whatsoever required or necessary to be accomplished in and about the premises as fully as the undersigned could do if personally present, hereby ratifying and confirming all that such attorneys or substitutes or any of them shall lawfully do or cause to be done by virtue thereof.

          IN WITNESS WHEREOF, the undersigned affixed his hand and seal this 28th day of February, 1994.



                                   Frank V. AtLee           (L.S.)
                                   Frank V. AtLee







                                                      EXHIBIT 24 B





                        POWER OF ATTORNEY



          KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director or an officer, or both, of American Cyanamid Company
("Cyanamid"),   does   hereby   make,   constitute   and   appoint
J. S. McAuliffe, T. D. Martin and R. T. Ritter, the address of each of which is in care of Cyanamid, One Cyanamid Plaza, Wayne, New Jersey 07470, and each of them, the true and lawful attorney for the undersigned, with full power of substitution and revocation to each for the undersigned, and in the name, place and stead of the undersigned, to sign in any and all capacities and to file or cause to be filed, an annual report on Form 10-K with the Securities and Exchange Commission, pursuant to the Securities Act of 1934, as amended, and any and all amendments to such Form 10-K, hereby giving to each of such attorneys full power to do everything whatsoever required or necessary to be accomplished in and about the premises as fully as the undersigned could do if personally present, hereby ratifying and confirming all that such attorneys or substitutes or any of them shall lawfully do or cause to be done by virtue thereof.

          IN WITNESS WHEREOF, the undersigned affixed his hand and seal this 28th day of February, 1994.



                                   David M. Culver         (L.S.)
                                   David M. Culver







                                                      EXHIBIT 24 C





                        POWER OF ATTORNEY



          KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director or an officer, or both, of American Cyanamid Company
("Cyanamid"),   does   hereby   make,   constitute   and   appoint
J. S. McAuliffe, T. D. Martin and R. T. Ritter, the address of each of which is in care of Cyanamid, One Cyanamid Plaza, Wayne, New Jersey 07470, and each of them, the true and lawful attorney for the undersigned, with full power of substitution and revocation to each for the undersigned, and in the name, place and stead of the undersigned, to sign in any and all capacities and to file or cause to be filed, an annual report on Form 10-K with the Securities and Exchange Commission, pursuant to the Securities Act of 1934, as amended, and any and all amendments to such Form 10-K, hereby giving to each of such attorneys full power to do everything whatsoever required or necessary to be accomplished in and about the premises as fully as the undersigned could do if personally present, hereby ratifying and confirming all that such attorneys or substitutes or any of them shall lawfully do or cause to be done by virtue thereof.

          IN WITNESS WHEREOF, the undersigned affixed his hand and seal this 28th day of February, 1994.



                                   Allan R. Dragone        (L.S.)
                                   Allan R. Dragone







                                                      EXHIBIT 24 D





                        POWER OF ATTORNEY



          KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director or an officer, or both, of American Cyanamid Company
("Cyanamid"),   does   hereby   make,   constitute   and   appoint
J. S. McAuliffe, T. D. Martin and R. T. Ritter, the address of each of which is in care of Cyanamid, One Cyanamid Plaza, Wayne, New Jersey 07470, and each of them, the true and lawful attorney for the undersigned, with full power of substitution and revocation to each for the undersigned, and in the name, place and stead of the undersigned, to sign in any and all capacities and to file or cause to be filed, an annual report on Form 10-K with the Securities and Exchange Commission, pursuant to the Securities Act of 1934, as amended, and any and all amendments to such Form 10-K, hereby giving to each of such attorneys full power to do everything whatsoever required or necessary to be accomplished in and about the premises as fully as the undersigned could do if personally present, hereby ratifying and confirming all that such attorneys or substitutes or any of them shall lawfully do or cause to be done by virtue thereof.

          IN WITNESS WHEREOF, the undersigned affixed his hand and seal this 28th day of February, 1994.



                                   Ronald Halstead         (L.S.)
                                   Ronald Halstead







                                                      EXHIBIT 24 E





                        POWER OF ATTORNEY



          KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director or an officer, or both, of American Cyanamid Company
("Cyanamid"),   does   hereby   make,   constitute   and   appoint
J. S. McAuliffe, T. D. Martin and R. T. Ritter, the address of each of which is in care of Cyanamid, One Cyanamid Plaza, Wayne, New Jersey 07470, and each of them, the true and lawful attorney for the undersigned, with full power of substitution and revocation to each for the undersigned, and in the name, place and stead of the undersigned, to sign in any and all capacities and to file or cause to be filed, an annual report on Form 10-K with the Securities and Exchange Commission, pursuant to the Securities Act of 1934, as amended, and any and all amendments to such Form 10-K, hereby giving to each of such attorneys full power to do everything whatsoever required or necessary to be accomplished in and about the premises as fully as the undersigned could do if personally present, hereby ratifying and confirming all that such attorneys or substitutes or any of them shall lawfully do or cause to be done by virtue thereof.

          IN WITNESS WHEREOF, the undersigned affixed his hand and seal this 28th day of February, 1994.



                                   Arnold J. Levine        (L.S.)
                                   Arnold J. Levine







                                                      EXHIBIT 24 F





                        POWER OF ATTORNEY



          KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director or an officer, or both, of American Cyanamid Company
("Cyanamid"),   does   hereby   make,   constitute   and   appoint
J. S. McAuliffe, T. D. Martin and R. T. Ritter, the address of each of which is in care of Cyanamid, One Cyanamid Plaza, Wayne, New Jersey 07470, and each of them, the true and lawful attorney for the undersigned, with full power of substitution and revocation to each for the undersigned, and in the name, place and stead of the undersigned, to sign in any and all capacities and to file or cause to be filed, an annual report on Form 10-K with the Securities and Exchange Commission, pursuant to the Securities Act of 1934, as amended, and any and all amendments to such Form 10-K, hereby giving to each of such attorneys full power to do everything whatsoever required or necessary to be accomplished in and about the premises as fully as the undersigned could do if personally present, hereby ratifying and confirming all that such attorneys or substitutes or any of them shall lawfully do or cause to be done by virtue thereof.

          IN WITNESS WHEREOF, the undersigned affixed his hand and seal this 28th day of February, 1994.



                                   Paul W. MacAvoy         (L.S.)
                                   Paul W. MacAvoy







                                                      EXHIBIT 24 G





                        POWER OF ATTORNEY



          KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director or an officer, or both, of American Cyanamid Company
("Cyanamid"),   does   hereby   make,   constitute   and   appoint
J. S. McAuliffe, T. D. Martin and R. T. Ritter, the address of each of which is in care of Cyanamid, One Cyanamid Plaza, Wayne, New Jersey 07470, and each of them, the true and lawful attorney for the undersigned, with full power of substitution and revocation to each for the undersigned, and in the name, place and stead of the undersigned, to sign in any and all capacities and to file or cause to be filed, an annual report on Form 10-K with the Securities and Exchange Commission, pursuant to the Securities Act of 1934, as amended, and any and all amendments to such Form 10-K, hereby giving to each of such attorneys full power to do everything whatsoever required or necessary to be accomplished in and about the premises as fully as the undersigned could do if personally present, hereby ratifying and confirming all that such attorneys or substitutes or any of them shall lawfully do or cause to be done by virtue thereof.

          IN WITNESS WHEREOF, the undersigned affixed his hand and seal this 28th day of February, 1994.



                                   Vincent T. Marchesi     (L.S.)
                                   Vincent T. Marchesi







                                                      EXHIBIT 24 H





                        POWER OF ATTORNEY



          KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director or an officer, or both, of American Cyanamid Company
("Cyanamid"),   does   hereby   make,   constitute   and   appoint
J. S. McAuliffe, T. D. Martin and R. T. Ritter, the address of each of which is in care of Cyanamid, One Cyanamid Plaza, Wayne, New Jersey 07470, and each of them, the true and lawful attorney for the undersigned, with full power of substitution and revocation to each for the undersigned, and in the name, place and stead of the undersigned, to sign in any and all capacities and to file or cause to be filed, an annual report on Form 10-K with the Securities and Exchange Commission, pursuant to the Securities Act of 1934, as amended, and any and all amendments to such Form 10-K, hereby giving to each of such attorneys full power to do everything whatsoever required or necessary to be accomplished in and about the premises as fully as the undersigned could do if personally present, hereby ratifying and confirming all that such attorneys or substitutes or any of them shall lawfully do or cause to be done by virtue thereof.

          IN WITNESS WHEREOF, the undersigned affixed his hand and seal this 28th day of February, 1994.



                                   Terence D. Martin       (L.S.)
                                   Terence D. Martin


                                                           EXHIBIT 24 I


                        POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director or an officer, or both, of American Cyanamid Company
("Cyanamid"),   does   hereby   make,   constitute   and   appoint
J. S. McAuliffe, T. D. Martin and R. T. Ritter, the address of each of which is in care of Cyanamid, One Cyanamid Plaza, Wayne, New Jersey 07470, and each of them, the true and lawful attorney for the undersigned, with full power of substitution and revocation to each for the undersigned, and in the name, place and stead of the undersigned, to sign in any and all capacities and to file or cause to be filed, an annual report on Form 10-K with the Securities and Exchange Commission, pursuant to the Securities Act of 1934, as amended, and any and all amendments to such Form 10-K, hereby giving to each of such attorneys full power to do everything whatsoever required or necessary to be accomplished in and about the premises as fully as the undersigned could do if personally present, hereby ratifying and confirming all that such attorneys or substitutes or any of them shall lawfully do or cause to be done by virtue thereof.

          IN WITNESS WHEREOF, the undersigned affixed his hand and seal this 28th day of February, 1994.



                                   George J. Sella, Jr.     (L.S.)
                                   George J. Sella, Jr.







                                                      EXHIBIT 24 J





                        POWER OF ATTORNEY



          KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director or an officer, or both, of American Cyanamid Company
("Cyanamid"),   does   hereby   make,   constitute   and   appoint
J. S. McAuliffe, T. D. Martin and R. T. Ritter, the address of each of which is in care of Cyanamid, One Cyanamid Plaza, Wayne, New Jersey 07470, and each of them, the true and lawful attorney for the undersigned, with full power of substitution and revocation to each for the undersigned, and in the name, place and stead of the undersigned, to sign in any and all capacities and to file or cause to be filed, an annual report on Form 10-K with the Securities and Exchange Commission, pursuant to the Securities Act of 1934, as amended, and any and all amendments to such Form 10-K, hereby giving to each of such attorneys full power to do everything whatsoever required or necessary to be accomplished in and about the premises as fully as the undersigned could do if personally present, hereby ratifying and confirming all that such attorneys or substitutes or any of them shall lawfully do or cause to be done by virtue thereof.

          IN WITNESS WHEREOF, the undersigned affixed his hand and seal this 28th day of February, 1994.



                                   Morris Tanenbaum        (L.S.)
                                   Morris Tanenbaum

                                                      EXHIBIT 24 K





                        POWER OF ATTORNEY



          KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director or an officer, or both, of American Cyanamid Company
("Cyanamid"),   does   hereby   make,   constitute   and   appoint
J. S. McAuliffe, T. D. Martin and R. T. Ritter, the address of each of which is in care of Cyanamid, One Cyanamid Plaza, Wayne, New Jersey 07470, and each of them, the true and lawful attorney for the undersigned, with full power of substitution and revocation to each for the undersigned, and in the name, place and stead of the undersigned, to sign in any and all capacities and to file or cause to be filed, an annual report on Form 10-K with the Securities and Exchange Commission, pursuant to the Securities Act of 1934, as amended, and any and all amendments to such Form 10-K, hereby giving to each of such attorneys full power to do everything whatsoever required or necessary to be accomplished in and about the premises as fully as the undersigned could do if personally present, hereby ratifying and confirming all that such attorneys or substitutes or any of them shall lawfully do or cause to be done by virtue thereof.

          IN WITNESS WHEREOF, the undersigned affixed his hand and seal this 28th day of February, 1994.



                                   Anne Wexler             (L.S.)
                                   Anne Wexler